PELOTON COMPLETES PRECOR ACQUISITION
With acquisition, Peloton will establish U.S. manufacturing footprint, and anticipates enhancing R&D capabilities, and accelerating the growth of commercial verticals

New York, NY – April 1, 2021 -- Peloton (NASDAQ:PTON), the leading interactive fitness platform, today announced that it has officially closed the acquisition of Precor, one of the largest global commercial fitness equipment providers with a significant U.S. manufacturing presence. With this acquisition, Peloton establishes its U.S. manufacturing capacity, anticipates boosting research and development capabilities with Precor's highly-skilled team and accelerating Peloton's penetration of the commercial market. Peloton plans to produce connected fitness products in the United States before the end of the calendar year 2021.

“This is a major milestone for Peloton and our global community,” said William Lynch, Peloton’s President. “We’ve spent the last few months learning more about Precor’s relentless focus on the customer experience and we’re now even more enthusiastic about welcoming this talented team to Peloton. Now with Peloton and Precor, we believe we’re even better positioned to achieve our goal of bringing the best experience in connected health and fitness to more people around the world.”

Precor President Rob Barker will continue to lead Precor and become CEO, Precor and General Manager, Peloton Commercial, reporting to Lynch.

“The next few months are going to be some of the most exciting as Precor and Peloton work together to build for the future and empower more people to live the lives they desire,” said Barker. “With Peloton Commercial, we expect we’ll be able to not only continue our relationship with our current customers, but scale the Peloton experience that millions of people have at home to even more hotels, campuses, and multifamily residences.”

Transaction Details

Peloton acquired Precor for $420 million in cash, subject to customary adjustments for working capital, transaction expenses, cash and indebtedness. The acquisition of Precor was announced on December 21, 2020.

Forward Looking Statement

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements related to the expected benefits of the transaction, including but not limited to, the expected acceleration of Peloton and Precor strategies, the expected enhancement in research and development capabilities and the expected acceleration in the penetration of Peloton’s commercial market; any statements regarding Peloton’s future intention with Precor; statements regarding the anticipated timing to produce connected fitness products in the United States; and any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the risk of stockholder litigation in connection with the transaction; the retention of Precor employees and Peloton's ability to successfully integrate the Precor business; risks inherent in the achievement of anticipated synergies and the timing thereof; our ability to attract and retain our connected fitness product and digital subscription base; our limited operating history; our ability to anticipate and satisfy consumer preferences; the effects of the highly competitive market in which we operate; market acceptance of our connected fitness products; our ability to successfully develop and timely introduce new products and services; our ability to accurately forecast consumer demand and adequately manage our inventory; our ability to maintain the value and reputation of the Peloton brand; a decrease in sales of our Bike; the continued growth of the connected fitness market; the loss of any one of our third-party suppliers, manufacturers, or logistics partners; our ability to achieve our objectives and our strategic and operational initiatives; litigation and related costs; the impact of privacy and data security laws; and other general market, political, economic, and business conditions.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of our Securities and Exchange Commission (SEC) filings, including our most recent Form 10-K and 10-Q, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

About Peloton
Peloton is the leading interactive fitness platform, with a loyal community of more than 4.4 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. The brand's immersive content is accessible through the Peloton Bike, Bike+, Tread, Tread+ and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the U.S., UK, Canada and Germany. For more information, visit www.onepeloton.com.

About Precor
Precor, a unit of Peloton and headquartered in Greater Seattle, WA, has been a pioneer in delivering fitness experiences for commercial customers and exercisers for more than 40 years. Precor serves more than 100 countries worldwide with offices in the Americas, EMEA, and APAC and operates two U.S.-based manufacturing locations. Precor products and services span across all major categories, including cardio, strength, functional fitness, group training, and connected solutions. In 2020, Precor reached the milestone of recording one billion workouts in its Preva® fitness cloud. That number represents more than 140,000 connected units in over 13,000 facilities. On average, Precor exercisers record more than 20 million minutes of workouts each day as recorded by the Precor digital platform Preva®. Precor segments include commercial clubs/facilities and the verticals of Hospitality, Multi-family Housing, Corporate, and Education. For more information, visit www.Precor.com.

MEDIA CONTACTS
Amelise Lane
Peloton Corporate Communications
press@onepeloton.com

Christopher 'Skip' Wilson
Precor Global Communications
Christopher.Wilson@Precor.com